U.S. TRUST

REVIEW & OUTLOOK

EXCELSIOR BUYOUT INVESTORS/PARTNERS, LLC

( “THE FUNDS” )

SECOND QUARTER 2004

FUND OBJECTIVE/STRATEGY: The Funds’ investment objective is to achieve long-term capital appreciation (current income is not an objective). The Fund seeks to achieve its objective by principally investing in a portfolio of 10 pre-existing, leading buyout-focused funds that were identified and selected by the Investment Advisor prior to the Funds’ close (the “Target Portfolio”).

The Target Portfolio is diversified across investment strategies including domestic private equity buyout funds (primarily middle market buyouts); European buyout funds; and funds engaged in distressed investing. The Funds’ investments are diversified across three vintage years: 2001, 2002, and 2004 with 88% of the portfolio representing funds that closed in 2001 and 2002.

EXCELSIOR BUYOUT FUNDS

Portfolio Allocation: (excluding cash)

# of Managers: 10

As of June 30, 2004

Our strategic focus on the 2001 and 2002 vintage years offered investors the opportunity to access leading managers investing in what we believe was an attractive investment environment for the targeted investment strategies. The Target Portfolio also provides access to funds that have been actively investing and have already drawn down a significant portion of their capital commitments; a fact which we believe provides the potential to generate enhanced internal rates of return by accelerating the investment period compared to a more traditional buyout fund of funds.

FUND STRUCTURE AND MANAGEMENT: The Excelsior Buyout Investors, LLC is an SEC registered fund. Excelsior Buyout Partners (“Partners”) is a separate, 3(c) 7 limited partnership, offered to clients seeking potential distributions in the form of securities in lieu of cash. Each entity invests directly into the underlying buyout funds on a side by side, pari pasu basis. Both Funds are sponsored and managed by U.S. Trust Company, N.A. (the “Advisor”). The Advisor will be responsible for the management of the Funds’ assets and monitoring the performance of the Fund’s investments.

TARGET PORTFOLIO AND BACKGROUND: The Target Portfolio was pre-selected and structured prior to the Funds’ closing by evaluating and selecting existing private equity interests and funds identified for potential future investment from AIG’s private equity investment program.

U.S. Trust entered into a unique, one-time agreement with AIG Global Investment Corp. and its affiliates (“AIG”), to allow the Fund to acquire a portion of the limited partnership interests in this specified, pre-selected group of buyout funds that AIG had previously evaluated and selected for investment on its own behalf.

Each underlying fund was selected and evaluated according to the Funds’ overall investment objectives and was subject to the following investment criteria:

•	Top tier managers with strong reputations and proven track records;

•	Funds with strong existing portfolios; and

•	Funds which have already drawn down a substantial portion of commitments and have started to make distributions

PORTFOLIO UPDATE: The Excelsior Buyout Partners/ Investors, LLC funds closed on April 16, 2004, launching operations with $100.5 million in total capital; $64 million of capital from Buyout Investors, LLC, and $36.5 million of capital from Buyout Partners. This capital was designated to purchase limited partnership interests and commitments as represented in the Target Portfolio consisting of 10 buyout and distressed funds. This report will reflect the aggregate investment activities of both funds (the “Funds”).

PORTFOLIO INVESTMENT ACTIVITY: During the period from the April close to the end of June 2004, the Advisor worked with AIG to close and transfer the interests in the underlying Target Portfolio funds from AIG’s private equity group, to that of the Funds.

The transaction entailed securing the written consent of all 10 Target Portfolio funds; stepping into AIG’s shoes as limited partner for the funds; reimbursing AIG for all contributions (net of distributions to date); and formally transferring the limited partnership interests to the Funds.

PORTFOLIO INVESTMENT STATUS AS OF THE JUNE 30, 2004 CLOSE (PLEASE SEE SCHEDULE A FOR DETAILS): On June 30, 2004, the Funds purchased an aggregate net commitment of the underlying funds for a total of $92.4 million. The purchase price reflected the purchase of unfunded commitments, plus contributions, less any distributions made to AIG through June 30, 2004.

The amount and purchase price of net commitments acquired from AIG was reduced by several distributions made by select underlying partnerships during the period. As a result, the Funds’ residual cash of approximately $7 million will provide the potential for adding one or two more LP interests in each Fund’s portfolio in the near future.

There were no other material changes in the composition of the Target Portfolio during the period prior to transfer.

PORTFOLIO PROFILE: As of June 30, the Funds are comprised of 10 limited partnership interests, diversified as follows: 73% domestic buyouts, 16% European buyout funds; and 11% allocated to funds engaged in distressed investing. Nearly 88% of the Portfolio is dedicated to funds that closed in 2001 and 2002; the remaining 12% was allocated to funds that closed in 2004. On an aggregated basis, the Portfolio had nearly 50% of its commitments already drawn down as of June 30, 2004.

PORTFOLIO PROFILE: DIVERSIFICATION BY VINTAGE YEAR AS OF JUNE 30, 2004

OVERVIEW OF UNDERLYING MANAGERS:

Outlined below is a brief overview of the Funds’ current managers:

BERKSHIRE PARTNERS VI, L.P.

Fund Size: $1.7 B	Date Closed: 10/01
Allocation: 21%	Percent Drawn: 13.5%

Investment Strategy: U.S. Buyouts

•	U.S. middle market growth companies with strong management teams

•	Broad industry focus including: growth manufacturing, retailing, business services, transportation/logistics, and telecomm

BLUE POINT CAPITAL PARTNERS, L.P.

Fund Size: $415 MM	Date Closed: 07/02
Allocation: 9%	Percent Drawn: 59.8%

Investment Strategy: U.S. Buyouts

•	U.S. small and middle market companies

•	Geographic focus on the Midwest, Northwest and Southeast

•	Concentration on manufacturing, distribution and services sectors

BLUM STRATEGIC PARTNERS II, L.P.

Fund Size: $931 MM	Date Closed: 10/02
Allocation: 16%	Percent Drawn: 71.3%

Investment Strategy: U.S. Buyouts

•	Value oriented investment strategy

•	Build strategic block positions by investing in small and mid-cap companies in the public markets and then force catalyst for value creation

•	Supplement strategy with participation in PIPEs and private control investments

•	Opportunistic; no industry concentration

CATTERTON PARTNERS V, L.P.

Fund Size: $650MM	Date Closed: 01/04
Allocation: 6%	Percent Drawn: 14.1%

Investment Strategy: US Buyouts

•	Focused on consumer industry: food and beverage, consumer brands, retail and marketing services

•	70/30 split between control and growth investments

CHARLESBANK EQUITY FUND V, L.P.

Fund Size: $512 MM	Date Closed: 03/01
Allocation: 14%	Percent Drawn: 46.0%

Investment Strategy: U.S. Buyouts

•	U.S. middle market companies with strong management teams

•	Broad industry focus including: manufacturing, distribution, financial services, communications, media, energy, healthcare, consumer products, business services, transportation/logistics, and telecomm

THE 2003 RIVERSIDE CAPITAL APPRECIATION

FUND, L.P.

Fund Size: $750 MM	Date Closed: 02/04
Allocation: 6%	Percent Drawn: 18%

Investment Strategy: U.S. Buyouts

•	Specialize in lower middle-market

•	Focus on small industries or niches

•	Buy and build strategy, targeting platform companies that are industry leaders

OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.

Fund Size: $1.3 B	Date Closed: 09/01
Allocation: 3%	Percent Drawn: 100%

Investment Strategy: Distressed Debt

•	Target undervalued middle-market companies

•	Debt to equity strategy - Seeks control/significant minority positions through investment in distressed debt

•	Focus on telecommunications, movie exhibition, manufacturing, transportation, power infrastructure and textiles/flooring sectors

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS, L.P.

Fund Size: $2.2 B	Date Closed: 06/02
Allocation: 7%	Percent Drawn: 100%

Investment Strategy: Distressed Debt

•	Target severely discounted securities and obligations

•	Seeks influential or controlling interests through the conversion of debt to equity

ADVENT GLOBAL PRIVATE EQUITY IV A, L.P.

Fund Size: $456 MM	Date Closed: 12/01
Allocation: 8%	Percent Drawn: 65.4%

Investment Strategy: European Buyouts

•	Middle market companies across Europe

•	Concentration on telecommunications, software/IT, media, specialty chemical/pharmaceutical and business services sectors

ELECTRA EUROPEAN FUND, L.P.

Fund Size: €1.0 B	Date Closed: 03/01
Allocation: 7%	Percent Drawn: 62.4%

Investment Strategy: European Buyouts

•	Middle-market companies primarily in UK, France and Germany

•	Concentration on business services, financial services, consumer, media and communications and industrial sectors

•	Partial focus on transactions involving turnarounds and/or restructurings

GENERAL MARKET OVERVIEW – SUMMER 2004: A survey of our managers and colleagues in the industry indicate that the mood across the buyout industry is one of cautious optimism. Liquidity events are becoming more frequent and the IPO market has staged an initial comeback. M&A activity has also increased over the past several quarters. The up-tick in industry trends is partially offset by continued excess liquidity in the buyout markets. However, most of the excess liquidity is related to the larger mega-funds who focus on larger corporate deals.

While transaction valuations have increased lately, the increase has been largely offset by favorable financing terms. Buyout deal volume has increased significantly due to ongoing corporate restructuring, the high costs of being public, and improved earnings visibility. According to Brown Advisory, over $90 billion of large, small and middle market leveraged buyouts (LBO’s) were closed in 2003, in contrast to $63 billion in 1999. In Europe, the continued pace of corporate restructuring, a growing supply of experienced teams, and attractive valuations has proven a magnet for LBO capital.

OUTLOOK: We believe the Funds have invested in a well-positioned portfolio of seasoned, high quality funds, many of which have been investing since 2001 and 2002 - a time that we believe will ultimately be recognized as a very favorable investment environment.

While the buyout industry is being challenged by excess liquidity in the current investment environment, many buyout funds, including many of the underlying funds represented in the Funds’ portfolios, have been able to return a steady flow of distributions for the first time in several years.

As a result of the structure, timing, and quality of the underlying fund managers, we are quite optimistic about the return prospects for the Funds.

FUTURE REPORTING: Investors will be receiving a June 30, 2004 financial report on the Funds in the near future. Going forward, investors will also be receiving quarterly updates on the Funds which will reflect the investment activities of the underlying funds. Given the timing of reporting, our quarterly commentary will be based on information from the underlying managers from the previous quarter (e.g. a Third Quarter 2004 Report will reflect the underlying fund investment activities through the Second Quarter of 2004).

We appreciate your participation in the Excelsior Buyout Investors and Partners, LLC funds.

Note: The Portfolio Investment Status below excludes an aggregate cash position of approximately $7 million for both Funds which will provide the potential for adding one or two more LP interests in each Fund’s portfolio in the near future.

PORTFOLIO INVESTMENT STATUS

As of June 30, 2004

Fund Investments:	Net Purchased Commitment[1]	Actual Portfolio Allocation[2]	Remaining Unfunded Commitment	% of Porfolio Unfunded	% of Portfolio Drawn Down
U.S. Buyout Funds
Berkshire Fund VI, L.P.	$19,541,581	21%	$16,896,759	86.5%	13.5%
Blue Point Capital Partners, L.P.	$8,767,982	9%	$3,525,784	40.2%	59.8%
Blum Strategic Partners II, L.P.	$14,761,108	16%	$4,242,230	28.7%	71.3%
Catterton Partners V, L.P.	$5,796,049	6%	$4,977,409	85.9%	14.1%
Charlesbank Equity Fund V, L.P.	$13,227,386	14%	$7,141,365	54.0%	46.0%
2003 Riverside Capital Appreciation Fund, L.P.	$5,780,340	6%	$4,737,968	82.0%	18.0%

Subtotal U.S. Buyout Funds	$67,874,446	73%	$41,521,515	61.2%	38.8%
Special Situation Funds
OCM Principal Opportunities Fund II, L.P.	$3,200,532	3%	0	0	100%
MatlinPatterson Global Opportunities Partners, L.P.	$6,873,523	7%	0	0	100%

Subtotal Special Situations Funds	$10,074,055	11%	0	0	100%
European Funds
Advent Global Private Equity IV - A, L.P.	7,731,463	8%	$2,677,500	34.6%	65.4%
Electra European Fund, L.P.1	6,736,710	7%	$2,523,799	37.5%	62.5%

Subtotal European Funds	14,468,173	16%	$5,201,299	35.9%	64.1%
Funds Total	$92,416,674	100%	$46,722,814	50.6%	49.4%

1)	Net purchased commitment represents the net contributions to the aggregate target portfolio less and distributions made to date.

2)	The Actual Portfolio Allocation reflects the purchase of the net commitments of the target portfolio and the remaining unfunded commitments.

Excelsior Buyout Investors/Partners, LLC

Endnotes

Notes:

(1)	The information and views contained in this commentary are as of the date specified, are subject to change and should not be construed as an offer to buy interests in any fund. These comments are not necessarily representative of the opinions and views of other portfolio managers or of the firm as a whole.

(2)	Portfolio information for the Excelsior Buyout Fund Partners/Investors is based on information provided to U.S. Company, N.A. by the underlying fund managers. The information presented may contain figures estimated by the underlying manager which, if subsequently revised by the underlying manager, may change the Fund’s returns.

(3)	U.S. Trust Company, N.A. is a subsidiary of the U.S. Trust Corporation, which is a wholly-owned subsidiary of The Charles Schwab Corporation.

(4)	AIG Global Investment Group (“AIGGIG” or “AIG Global Investment Group”), comprises a group of international investment adviser companies which provide advice, investment products and asset management services to clients around the world. Services will be provided by one or more investment management subsidiaries of American International Group, Inc .

(5)	Alternative investments are intended for qualified investors only and are sold through an offering memorandum, which contains more complete information regarding risks, fees and expenses and should be read carefully before investing. Alternative investments, including private equity funds, provide limited liquidity and include, among other things, the risks inherent in investing in securities and derivatives, using leverage and engaging in short sales. An investment in an alternative investment fund is speculative and should not constitute a complete investment program.

(6)	Additional information is available upon request.

The information and views contained in this commentary are as of the date noted, are for informational purposes only and do not contend to address the financial objectives, situation or specific needs of any individual investor. Holdings are subject to change at any time. There may be additional risks associated with international investments involving foreign, economic, political, monetary and or legal factors. 0804EG/060